Supplement to the Prospectus
                                      and
                      Statement of Additional Information
                                       of

                 Keystone Capital Preservation and Income Fund
                                  (the "Fund")

The prospectus and statement of additional information of the Fund are hereby supplemented as follows:

Effective December 1, 1995, the current expense limitations for the Fund's Class B and C shares have each been increased to 1.65% of average net class assets annually.

Keystone Investment Management Company ("Keystone") currently intends to continue the foregoing expense limitations on a calendar month-by-month basis. Keystone will periodically evaluate the foregoing expense limitations and may modify or terminate them in the future.


December 1, 1995